Parker Hannifin Corporation Quarterly Earnings Release 3rd Quarter FY 2007 April 24, 2007 Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth and innovation initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results.
Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments or significant changes in financial condition; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation and interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with
U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 3 rd quarter highlights Key performance measures & outlook Questions & answers CEO closing comments

Slide 5
Third Quarter Highlights
Sales increased 11% to $2.8 billion for the
quarter – an all time record
5% organic growth
Quarterly fully diluted earnings per share
increased 22% - a strong quarter
Inventories were reduced $52 million
during the quarter

Slide 6
Third Quarter Highlights
Industrial International Sales grew 32%
and margins increased to 13.8%
Cash flow remains strong
Industrial International Sales and margins
almost equal to Industrial North America
Total Parker orders remain at a high level
and continue to increase year over year

Slide 7 $1.46 $1.78 $5.17 $3.73 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Q3 FY07 Q3 FY06 YTD FY07 YTD FY06 Financial Highlights EPS from Continuing Operations 3 rd Quarter and YTD as of March 31

Slide 8
Influences on Earnings for the Quarter
Sales increased 11% - 5% organic
Win Strategy
Gross profit improved 13%
Higher Interest expense
Higher Other income
Gain on sale of facility
Higher income taxes
Tax rate – from 30% last year to 29%
5.2 million shares repurchased in FY07

Slide 9
Financial Highlights
Sales – 3
rd
Quarter and YTD through March 31
st
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
As reported 2,781 $ 11.3% 2,498 $ 7,844 $ 15.9% 6,769 $
Acquisitions 99          4.0% 465        6.9%
Currency 64          2.5% 182        2.7%
Adjusted Sales 2,618 $ 4.8% 7,197 $ 6.3%
3rd Quarter YTD

Slide 10 Influences on Sales Continued end market strength Industrial International Aerospace Emerging markets Acquisitions

Slide 11
Segment Reporting
Industrial North America
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
As reported 1,048 $ (1.3)% 1,063 $ 3,009 $ 3.0% 2,922 $
Acquisitions 16          1.6% 77          2.6%
Currency (2)           (0.2)% 2            0.1%
Adjusted Sales 1,034 $ (2.7)% 2,930 $ 0.3%
Operating Margin
As reported 147 $    165 $    434 $    432 $
  % of Sales 14.0% 15.5% 14.4% 14.8%
3rd Quarter YTD

Slide 12
Segment Reporting
Industrial International
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
As reported 1,018 $ 31.5% 774 $    2,818 $ 36.0% 2,071 $
Acquisitions 73          9.4% 325        15.7%
Currency 68          8.8% 168        8.1%
Adjusted Sales 877 $    13.3% 2,325 $ 12.2%
Operating Margin
As reported 140 $    99 $       390 $    247 $
  % of Sales 13.8% 12.8% 13.8% 11.9%
3rd Quarter YTD

Slide 13
Segment Reporting
Aerospace
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
As reported 436 $    11.6% 391 $    1,241 $ 14.4% 1,085 $
Acquisitions 4            1.0% 13          1.2%
Currency 2            0.7% 9            0.9%
Adjusted Sales 430 $    9.9% 1,219 $ 12.3%
Operating Margin
As reported 66 $       54 $       203 $    157 $
  % of Sales 15.2% 13.9% 16.3% 14.4%
3rd Quarter YTD

Slide 14
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
As reported 278 $    2.8% 270 $    776 $    12.3% 691 $
Acquisitions 5            1.9% 50          7.2%
Currency (5)           (1.8)% 3            0.5%
Adjusted Sales 278 $    2.7% 723 $    4.6%
Operating Margin
As reported 19 $       24 $       57 $       52 $
  % of Sales 6.9% 8.8% 7.3% 7.6%
3rd Quarter YTD

Slide 15
Parker New Order rates
Excludes Acquisitions & Currency
Year over year comparisons
Aerospace is calculated using a 12-month moving average
FY07 FY06 FY05
Total Parker 3% +    7% +    --
Industrial North America 2% -     3% +    5% +
Industrial International 15% + 2% +    4% +
Aerospace 2% +    23% + 12% +
Climate & Industrial Controls 15% -  14% + 3% -
March

Slide 16 Balance Sheet Summary Cash Working capital Inventory Accounts receivable

Operating Cash Flow
% to Sales
FY 99
FY 00
FY 01
FY 02
FY 03
FY 04
FY 05
FY 06

Slide 17
Strong Cash Flow –
Cash From Operations
FY 07 YTD - $537
$161 pension contribution;
$61 incremental to FY06
Dollars in millions
459
538
529
631
662
854
558
955
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
4.0%
6.0%
8.0%
10.0%
12.0%

Slide 18
Financial Leverage
Debt to Debt Equity
23.8%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 YTD
Not to exceed 37% over the cycle

Slide 19
FY 2007  Earnings Outlook Assumptions
Segment Sales & Operating Income
  FY 2007 Sales change versus FY 2006
  Industrial North America
1.7%   --  1.9%
  Industrial International
32.9%   --  33.1%
  Aerospace
10.5%   --  10.7%
  Climate & Industrial Controls
7.3%   --  7.5%
FY 2007 Operating margin percentages
Industrial North America
14.3% -- 14.5%
Industrial International
13.8% -- 14.0%
Aerospace
15.8% -- 16.0%
Climate & Industrial Controls
7.3% -- 7.5%

Slide 20
FY 2007  Earnings Outlook Assumptions
below Operating Margin
Corporate Admin + 20% to + 23% vs. FY 2006
Interest Expense + 12% to + 14% vs. FY 2006
Other Exp. (Income)  - 54% to  - 51% vs. FY 2006
Tax Rate 29%

Slide 21 Earnings Outlook – FY07 Low High EPS from continuing operations 6.80 $ 7.00 $

Slide 22 Questions & Answers... * * * * * *

Slide 23 Appendix Income Statements 3 rd Quarter 3 rd Quarter YTD

Slide 24
Income Statement – 3
rd
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales
2,781.0 $   100.0% 2,498.1 $ 100.0%
Cost of sales 2,163.8       77.8% 1,952.2    78.1%
Gross profit 617.2          22.2% 545.9        21.9%
S, G & A 308.6          11.1% 276.7        11.1%
Interest expense 22.4            .8% 21.0          .8%
Other (income) expense (8.7)             (.3)% (6.9)           (.3)%
Income from cont'g operations before taxes 294.9          10.6% 255.1        10.2%
Income taxes 85.6            3.1% 77.6          3.1%
Income from cont'g operations 209.3          7.5% 177.5        7.1%
  Discontinued operations
Net income
209.3 $       7.5% 177.5 $    7.1%
FY 2007 FY 2006

Slide 25
Income Statement – 3
rd
Quarter YTD
Dollars in millions
% of Sales % of Sales
Net Sales
7,843.7 $   100.0% 6,769.2 $ 100.0%
Cost of sales 6,049.2       77.1% 5,313.6    78.5%
Gross profit 1,794.5       22.9% 1,455.6    21.5%
S, G & A 893.4          11.4% 759.6        11.2%
Interest expense 61.9            .8% 57.1          .8%
Other (income) expense (22.2)           (.3)% 4.3            .1%
Income from cont'g operations before taxes 861.4          11.0% 634.6        9.4%
Income taxes 248.5          3.2% 184.2        2.7%
Income from cont'g operations 612.9          7.8% 450.4        6.7%
  Discontinued operations 28.9          .4%
Net income
612.9 $       7.8% 479.3 $    7.1%
FY 2007 FY 2006